Dollars in millions, except per share data	Three Months Ended
Summary Financial Data & Key Metrics	March 31, 2025	December 31, 2024	March 31, 2024
Results of Operations:
Net interest income	$1,663	$1,709	$1,817
Provision for credit losses	154	155	64
Net interest income after provision for credit losses	1,509	1,554	1,753
Noninterest income	635	699	627
Noninterest expense	1,493	1,517	1,376
Income before income taxes	651	736	1,004
Income tax expense	168	36	273
Net income	483	700	731
Preferred stock dividends	15	15	15
Net income available to common stockholders	$468	$685	$716
Adjusted net income available to common stockholders(1)	$513	$628	$769
Pre-tax, pre-provision net revenue (PPNR)(1)	$805	$891	$1,068
Adjusted PPNR(1)	865	957	1,141
Per Share Information:
Diluted earnings per common share (EPS)	$34.47	$49.21	$49.26
Adjusted diluted EPS(1)	37.79	45.10	52.92
Book value per common share at period end	1,596.30	1,556.16	1,443.03
Tangible book value per common share (TBV)(1) at period end	1,553.06	1,512.77	1,398.88
Key Performance Metrics:
Return on average assets (ROA)	0.87%	1.25%	1.36%
Adjusted ROA(1)	0.95	1.14	1.46
PPNR ROA(1)	1.45	1.58	1.99
Adjusted PPNR ROA(1)	1.56	1.70	2.12
Return on average common equity (ROE)	8.79	12.56	13.97
Adjusted ROE(1)	9.64	11.51	15.01
Return on average tangible common equity (ROTCE)(1)	9.04	12.92	14.42
Adjusted ROTCE(1)	9.91	11.84	15.50
Efficiency ratio	64.97	63.01	56.30
Adjusted efficiency ratio(1)	59.62	56.98	50.29
Net interest margin (NIM)(2)	3.26	3.32	3.67
NIM, excluding purchase accounting accretion (PAA)(1), (2)	3.12	3.16	3.35
Select Balance Sheet Items at Period End:
Total investment securities	$44,319	$44,090	$35,044
Total loans and leases	141,358	140,221	135,370
Total operating lease equipment, net	9,371	9,323	8,811
Total deposits	159,325	155,229	149,609
Total borrowings	38,406	37,051	37,540
Loan to deposit ratio	88.72%	90.33%	90.48%
Noninterest-bearing deposits to total deposits	25.59	24.89	26.25
Capital Ratios at Period End: (3)
Total risk-based capital ratio	15.23%	15.04%	15.66%
Tier 1 risk-based capital ratio	13.35	13.53	14.00
Common equity Tier 1 ratio	12.81	12.99	13.44
Tier 1 leverage capital ratio	9.75	9.90	10.11
Asset Quality at Period End:
Nonaccrual loans to total loans and leases	0.85%	0.84%	0.79%
Allowance for loan and lease losses (ALLL) to loans and leases	1.19	1.20	1.28
Net charge-off ratio for the period	0.41	0.46	0.31
(1) Denotes a non-GAAP measure. Refer to the non-GAAP reconciliation tables included at the end of this financial supplement for a reconciliation to the most directly comparable GAAP measure. “Adjusted” items exclude the impacts of Notable Items.

(2) Calculated net of average credit balances and deposits of factoring clients.
(3) Capital ratios as of the current quarter-end are preliminary pending completion of quarterly regulatory filings.

Dollars in millions, except share and per share data	Three Months Ended
Income Statement (unaudited)	March 31, 2025	December 31, 2024	March 31, 2024
Interest income
Interest and fees on loans	$2,236	$2,322	$2,354
Interest on investment securities	414	377	282
Interest on deposits at banks	245	302	448
Total interest income	2,895	3,001	3,084
Interest expense
Deposits	893	957	928
Borrowings	339	335	339
Total interest expense	1,232	1,292	1,267
Net interest income	1,663	1,709	1,817
Provision for credit losses	154	155	64
Net interest income after provision for credit losses	1,509	1,554	1,753
Noninterest income
Rental income on operating lease equipment	270	272	255
Lending-related fees	66	68	59
Deposit fees and service charges	58	58	58
Client investment fees	53	54	50
Wealth management services	56	54	51
International fees	32	33	28
Factoring commissions	17	20	17
Cardholder services, net	41	41	40
Merchant services, net	14	13	12
Insurance commissions	14	13	15
Realized gain on sale of investment securities, net	—	2	—
Fair value adjustment on marketable equity securities, net	(5)	10	(4)
Gain on sale of leasing equipment, net	5	11	10
Loss on extinguishment of debt	—	—	(2)
Other noninterest income	14	50	38
Total noninterest income	635	699	627
Noninterest expense
Depreciation on operating lease equipment	98	101	96
Maintenance and other operating lease expenses	58	55	45
Personnel cost	818	801	744
Net occupancy expense	58	60	62
Equipment expense	136	136	114
Professional fees	25	30	25
Third-party processing fees	63	57	60
FDIC insurance expense	38	33	41
Marketing expense	32	24	14
Acquisition-related expenses	42	62	58
Intangible asset amortization	15	16	17
Other noninterest expense	110	142	100
Total noninterest expense	1,493	1,517	1,376
Income before income taxes	651	736	1,004
Income tax expense	168	36	273
Net income	$483	$700	$731
Preferred stock dividends	15	15	15
Net income available to common stockholders	$468	$685	$716

Basic earnings per common share	$34.47	$49.21	$49.27
Diluted earnings per common share	$34.47	$49.21	$49.26
Weighted average common shares outstanding (basic)	13,575,231	13,927,887	14,533,302
Weighted average common shares outstanding (diluted)	13,575,231	13,927,887	14,536,442

Dollars in millions, except share data
Balance Sheet (unaudited)	March 31, 2025	December 31, 2024	March 31, 2024
Assets
Cash and due from banks	$812	$814	$698
Interest-earning deposits at banks	24,692	21,364	30,792
Securities purchased under agreements to resell	345	158	394
Investment in marketable equity securities	95	101	79
Investment securities available for sale	33,900	33,750	24,915
Investment securities held to maturity	10,324	10,239	10,050
Assets held for sale	185	85	86
Loans and leases	141,358	140,221	135,370
Allowance for loan and lease losses	(1,680)	(1,676)	(1,737)
Loans and leases, net of allowance for loan and lease losses	139,678	138,545	133,633
Operating lease equipment, net	9,371	9,323	8,811
Premises and equipment, net	2,044	2,006	1,906
Goodwill	346	346	346
Other intangible assets, net	234	249	295
Other assets	6,796	6,740	5,831
Total assets	$228,822	$223,720	$217,836
Liabilities
Deposits:
Noninterest-bearing	$40,767	$38,633	$39,276
Interest-bearing	118,558	116,596	110,333
Total deposits	159,325	155,229	149,609
Credit balances of factoring clients	1,145	1,016	1,152
Borrowings:
Short-term borrowings	450	367	395
Long-term borrowings	37,956	36,684	37,145
Total borrowings	38,406	37,051	37,540
Other liabilities	7,651	8,196	7,687
Total liabilities	$206,527	$201,492	$195,988
Stockholders’ equity
Preferred stock	881	881	881
Common stock:
Class A - $1 par value	12	13	14
Class B - $1 par value	1	1	1
Additional paid in capital	1,798	2,417	4,099
Retained earnings	19,802	19,361	17,435
Accumulated other comprehensive loss	(199)	(445)	(582)
Total stockholders’ equity	22,295	22,228	21,848
Total liabilities and stockholders’ equity	$228,822	$223,720	$217,836

Dollars in millions, except share per share data	Three Months Ended
Notable Items (1)	March 31, 2025	December 31, 2024	March 31, 2024
Noninterest income
Rental income on operating lease equipment (2) (7)	$(156)	$(152)	$(141)
Realized (gain) loss on sale of investment securities, net	—	(2)	—
Fair value adjustment on marketable equity securities, net	5	(10)	4
Gain on sale of leasing equipment, net	(5)	(11)	(10)
Loss on extinguishment of debt	—	—	2
Other noninterest income (3)	—	(8)	(4)
Impact of notable items on adjusted noninterest income	$(156)	$(183)	$(149)
Noninterest expense
Depreciation on operating lease equipment (2) (7)	(98)	(101)	(96)
Maintenance and other operating lease equipment expense (2)	(58)	(55)	(45)
Professional fees (4)	—	—	(3)
FDIC insurance special assessment	—	—	(9)
Acquisition-related expenses	(42)	(62)	(58)
Intangible asset amortization	(15)	(16)	(17)
Other noninterest expense (5)	(3)	(15)	6
Impact of notable items on adjusted noninterest expense	$(216)	$(249)	$(222)
Impact of notable items on adjusted pre-tax income	$60	$66	$73
Income tax impact (6)	15	123	20
Impact of notable items on adjusted net income	$45	$(57)	$53

Impact of notable items on adjusted diluted EPS	$3.32	$(4.11)	$3.66

(1) Notable items include income and expense for infrequent transactions and certain recurring items (typically noncash) that management believes should be excluded from adjusted measures (non-GAAP) to enhance understanding of operations and comparability to historical periods. Management utilizes both GAAP and adjusted measures (non-GAAP) to analyze BancShares’ performance. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(2) Depreciation and maintenance and other operating lease expenses are deducted from rental income on operating lease equipment to calculate adjusted rental income on operating lease equipment (non-GAAP). There is no net impact to earnings for this non-GAAP item because adjusted noninterest income and expense are reduced by the same amount. Management believes adjusted rental income on operating lease equipment (non-GAAP) is meaningful because it helps management monitor the performance and profitability of the operating leases after deducting direct expenses. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(3) Other noninterest income includes a gain on sale of portfolio residential mortgages in 4Q24 and a gain on settlement of litigation in 1Q24.
(4) Professional fees include expenses related to integration activities in 1Q24.
(5) Other noninterest expense primarily includes impairment of capitalized software and related projects in 1Q25 and 4Q24 as well as a litigation reserve release in 1Q24.
(6) For the periods presented, the income tax impact may include tax discrete items and changes in the estimated annualized effective tax rate. 4Q24 includes the impact of a change in our estimated state income tax rates after filing our first income tax returns that included the SVBB Acquisition.
(7) Depreciation on operating lease equipment includes impairment of $4 million in 4Q24. The $4 million impairment is a notable item and is excluded from adjusted rental income on operating lease equipment (non-GAAP).

Dollars in millions, except share and per share data	Three Months Ended
Condensed Income Statements (unaudited) - Adjusted for Notable Items (1)	March 31, 2025	December 31, 2024	March 31, 2024
Interest income	$2,895	$3,001	$3,084
Interest expense	1,232	1,292	1,267
Net interest income	1,663	1,709	1,817
Provision for credit losses	154	155	64
Net interest income after provision for credit losses	1,509	1,554	1,753
Noninterest income	479	516	478
Noninterest expense	1,277	1,268	1,154
Income before income taxes	711	802	1,077
Income tax expense	183	159	293
Net income	$528	$643	$784
Preferred stock dividends	15	15	15
Net income available to common stockholders	$513	$628	$769

Basic earnings per common share	$37.79	$45.10	$52.94
Diluted earnings per common share	37.79	45.10	52.92
Weighted average common shares outstanding (basic)	13,575,231	13,927,887	14,533,302
Weighted average common shares outstanding (diluted)	13,575,231	13,927,887	14,536,442
(1) The GAAP income statements and notable items are included previously in this financial supplement. The condensed adjusted income statements above (non-GAAP) exclude the impact of notable items. Refer to the non-GAAP reconciliation tables at the end of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measure.

Dollars in millions
Loans and Leases by Class (end of period)	March 31, 2025	December 31, 2024	March 31, 2024

Commercial
Commercial construction	$5,529	$5,109	$4,062
Owner occupied commercial mortgages	16,951	16,842	15,979
Non-owner occupied commercial mortgages	16,139	16,194	15,329
Commercial and industrial	31,899	31,640	30,164
Leases	2,022	2,014	2,067
Total commercial	$72,540	$71,799	$67,601

Consumer
Residential mortgage	$23,060	$23,152	$22,901
Revolving mortgage	2,635	2,567	2,240
Consumer auto	1,487	1,523	1,476
Consumer other	965	986	1,306
Total consumer	$28,147	$28,228	$27,923

SVB
Global fund banking	$28,572	$27,904	$26,518
Investor dependent - early stage	908	997	1,293
Investor dependent - growth stage	2,050	2,196	2,696
Innovation C&I and cash flow dependent	9,141	9,097	9,339
Total SVB	$40,671	$40,194	$39,846
Total loans and leases	$141,358	$140,221	$135,370
Less: allowance for loan and lease losses	(1,680)	(1,676)	(1,737)
Total loans and leases, net of allowance for loan and lease losses	$139,678	$138,545	$133,633

Deposits by Type (end of period)	March 31, 2025	December 31, 2024	March 31, 2024
Noninterest-bearing demand	$40,767	$38,633	$39,276
Checking with interest	23,041	25,343	24,244
Money market	37,705	35,722	31,399
Savings	45,817	42,278	37,682
Time	11,995	13,253	17,008
Total deposits	$159,325	$155,229	$149,609

Dollars in millions	Three Months Ended
Credit Quality and Allowance for Loan and Lease Losses (ALLL)	March 31, 2025	December 31, 2024	March 31, 2024
Nonaccrual loans at period end	$1,206	$1,184	$1,074
Ratio of nonaccrual loans to total loans at period end	0.85%	0.84%	0.79%

Charge-offs	$(167)	$(193)	$(128)
Recoveries	23	33	25
Net charge-offs	$(144)	$(160)	$(103)
Net charge-off ratio	0.41%	0.46%	0.31%

ALLL to loans ratio at period end	1.19%	1.20%	1.28%

ALLL at beginning of period	$1,676	$1,678	$1,747
Provision for loan and lease losses	148	158	93
Net charge-offs	(144)	(160)	(103)
ALLL at end of period	$1,680	$1,676	$1,737

Dollars in millions	Three Months Ended
	March 31, 2025			December 31, 2024			March 31, 2024
Average Balance Sheets, Yields and Rates	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate
Loans and leases (1) (2)	$139,491	$2,236	6.49%	$138,186	$2,322	6.69%	$132,313	$2,354	7.15%
Investment securities	43,555	411	3.79	40,779	374	3.66	32,647	279	3.42
Securities purchased under agreements to resell	283	3	4.37	266	3	4.67	244	3	5.40
Interest-earning deposits at banks	22,699	245	4.38	25,548	302	4.70	33,383	448	5.39
Total interest-earning assets (2)	$206,028	$2,895	5.68%	$204,779	$3,001	5.83%	$198,587	$3,084	6.23%

Operating lease equipment, net	$9,350			$9,288			$8,806
Cash and due from banks	787			756			785
Allowance for loan and lease losses	(1,705)			(1,710)			(1,796)
All other noninterest-earning assets	10,989			10,593			9,699
Total assets	$225,449			$223,706			$216,081
Interest-bearing deposits
Checking with interest	$23,931	$104	1.77%	$24,460	$125	2.04%	$23,963	$130	2.18%
Money market	36,760	257	2.83	35,319	271	3.05	30,937	232	3.02
Savings	43,918	417	3.85	41,103	421	4.07	36,485	391	4.31
Time deposits	12,615	115	3.71	13,683	140	4.07	16,679	175	4.21
Total interest-bearing deposits	117,224	893	3.09	114,565	957	3.32	108,064	928	3.45
Borrowings:
Securities sold under customer repurchase agreements	428	1	0.52	370	1	0.57	431	1	0.47
Senior unsecured borrowings	169	2	4.88	59	1	4.44	376	2	2.50
Subordinated debt	959	8	3.36	845	6	2.75	911	8	3.29
Other borrowings	35,842	328	3.66	35,818	327	3.66	35,859	328	3.66
Long-term borrowings	36,970	338	3.66	36,722	334	3.64	37,146	338	3.64
Total borrowings	37,398	339	3.62	37,092	335	3.61	37,577	339	3.60
Total interest-bearing liabilities	$154,622	$1,232	3.22%	$151,657	$1,292	3.39%	$145,641	$1,267	3.49%

Noninterest-bearing deposits	$39,154			$39,969			$39,651
Credit balances of factoring clients	1,089			1,232			1,105
Other noninterest-bearing liabilities	8,127			8,250			8,186
Stockholders' equity	22,457			22,598			21,498
Total liabilities and stockholders’ equity	$225,449			$223,706			$216,081

Net interest income		$1,663			$1,709			$1,817
Net interest spread (2)			2.46%			2.44%			2.74%
Net interest margin (2)			3.26%			3.32%			3.67%
(1) Loans and leases include nonaccrual loans and loans held for sale. Interest income on loans and leases includes loan PAA income and loan fees.
(2) The balance and rate presented are calculated net of average credit balances and deposits of factoring clients.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions, except share and per share data		Three Months Ended
Non-GAAP Reconciliations		March 31, 2025	December 31, 2024	March 31, 2024
Net income and EPS
Net income (GAAP)	a	$483	$700	$731
Preferred stock dividends		15	15	15
Net income available to common stockholders (GAAP)	b	$468	$685	$716
Total notable items, after income tax	c	45	(57)	53
Adjusted net income (non-GAAP)	d = (a+c)	528	643	784
Adjusted net income available to common stockholders (non-GAAP)	e = (b+c)	$513	$628	$769
Weighted average common shares outstanding
Basic	f	13,575,231	13,927,887	14,533,302
Diluted	g	13,575,231	13,927,887	14,536,442
EPS (GAAP)
Basic	b/f	$34.47	$49.21	$49.27
Diluted	b/g	34.47	49.21	49.26
Adjusted EPS (non-GAAP)
Basic	e/f	$37.79	$45.10	$52.94
Diluted	e/g	37.79	45.10	52.92

Noninterest income and expense
Noninterest income (GAAP)	h	$635	$699	$627
Impact of notable items, before income tax		(156)	(183)	(149)
Adjusted noninterest income (non-GAAP)	i	$479	$516	$478

Noninterest expense (GAAP)	j	$1,493	$1,517	$1,376
Impact of notable items, before income tax		(216)	(249)	(222)
Adjusted noninterest expense (non-GAAP)	k	$1,277	$1,268	$1,154

PPNR
Net income (GAAP)	a	$483	$700	$731
Plus: provision for credit losses		154	155	64
Plus: income tax expense		168	36	273
PPNR (non-GAAP)	l	$805	$891	$1,068
Impact of notable items (1)		60	66	73
Adjusted PPNR (non-GAAP)	m	$865	$957	$1,141
(1) Excludes the impact of notable items on income taxes as this is excluded from PPNR as presented in the table above.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions		Three Months Ended
Non-GAAP Reconciliations (continued)		March 31, 2025	December 31, 2024	March 31, 2024
ROA
Net income (GAAP)	a	$483	$700	$731
Annualized net income	n = a annualized	1,956	2,786	2,942
Adjusted net income (non-GAAP)	d	528	643	784
Annualized adjusted net income	p = d annualized	2,139	2,558	3,156
Average assets	o	225,449	223,706	216,081
ROA	n/o	0.87%	1.25%	1.36%
Adjusted ROA (non-GAAP)	p/o	0.95	1.14	1.46

PPNR ROA
PPNR (non-GAAP)	l	$805	$891	$1,068
Annualized PPNR	q = l annualized	3,264	3,545	4,296
Adjusted PPNR (non-GAAP)	m	865	957	1,141
Annualized adjusted PPNR	r = m annualized	3,507	3,809	4,589
PPNR ROA (non-GAAP)	q/o	1.45%	1.58%	1.99%
Adjusted PPNR ROA (non-GAAP)	r/o	1.56	1.70	2.12

ROE and ROTCE
Annualized net income available to common stockholders	s = b annualized	$1,898	$2,727	$2,880
Annualized adjusted net income available to common stockholders	t = e annualized	$2,081	$2,499	$3,094

Average stockholders' equity (GAAP)		$22,457	$22,598	$21,498
Less: average preferred stock		881	881	881
Average common stockholders' equity	u	$21,576	$21,717	$20,617
Less: average goodwill		346	346	346
Less: average other intangible assets		244	259	304
Average tangible common equity (non-GAAP)	v	$20,986	$21,112	$19,967
ROE	s/u	8.79%	12.56%	13.97%
Adjusted ROE (non-GAAP)	t/u	9.64	11.51	15.01
ROTCE (non-GAAP)	s/v	9.04	12.92	14.42
Adjusted ROTCE (non-GAAP)	t/v	9.91	11.84	15.50

Tangible common equity to tangible assets at period end
Stockholders' equity (GAAP)	w	$22,295	$22,228	$21,848
Less: preferred stock		881	881	881
Common equity	x	$21,414	$21,347	$20,967
Less: goodwill		346	346	346
Less: other intangible assets		234	249	295
Tangible common equity (non-GAAP)	y	$20,834	$20,752	$20,326
Total assets (GAAP)	z	228,822	223,720	217,836
Tangible assets (non-GAAP)	aa	228,242	223,125	217,195
Total equity to total assets (GAAP)	w/z	9.74%	9.94%	10.03%
Tangible common equity to tangible assets (non-GAAP)	y/aa	9.13	9.30	9.36
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions, except share and per share data		Three Months Ended
Non-GAAP Reconciliations (continued)		March 31, 2025	December 31, 2024	March 31, 2024
Book value and tangible book value per common share at period end
Common shares outstanding at period end	bb	13,414,938	13,717,621	14,529,735
Book value per share	x/bb	$1,596.30	$1,556.16	$1,443.03
Tangible book value per common share (non-GAAP)	y/bb	1,553.06	1,512.77	1,398.88

Efficiency ratio
Net interest income	cc	$1,663	$1,709	$1,817
Efficiency ratio (GAAP)	j / (h + cc)	64.97%	63.01%	56.30%
Adjusted efficiency ratio (non-GAAP)	k / (i + cc)	59.62	56.98	50.29

Rental income on operating lease equipment
Rental income on operating lease equipment (GAAP)		$270	$272	$255
Less: depreciation on operating lease equipment		98	101	96
Less: maintenance and other operating lease expenses		58	55	45
Plus: accelerated depreciation on impaired operating lease equipment		—	4	—
Adjusted rental income on operating lease equipment (non-GAAP)		$114	$120	$114

Net interest income & Net interest margin
Net interest income (GAAP)	cc	$1,663	$1,709	$1,817
Loan PAA	dd	84	90	163
Other PAA	ee	(9)	(8)	(4)
PAA	ff = (dd + ee)	$75	$82	$159
Net interest income, excluding PAA (non-GAAP)	gg = (cc - ff)	$1,588	$1,627	$1,658

Annualized net interest income	hh = cc annualized	$6,744	$6,798	$7,308
Annualized net interest income, excluding PAA	ii = gg annualized	6,439	6,472	6,670
Average interest-earning assets	jj	206,028	204,779	198,587

NIM (GAAP)	hh/jj	3.26%	3.32%	3.67%
NIM, excluding PAA (non-GAAP)	ii/jj	3.12	3.16	3.35

Interest income on loans (GAAP)		$2,236	$2,322	$2,354
Less: loan PAA	dd	84	90	163
Interest income on loans, excluding loan PAA (non-GAAP)		$2,152	$2,232	$2,191

Income tax expense
Income tax expense		$168	$36	$273
Impact of notable items (1)		15	123	20
Adjusted income tax expense (non-GAAP)		$183	$159	$293

Effective tax rate
Effective tax rate (GAAP)		25.82%	4.88%	27.20%
Impact of notable items (1)		(0.11)%	15.01%	(0.02)%
Adjusted effective tax rate (non-GAAP)		25.71%	19.89%	27.18%
(1) 4Q24 includes the impact of a change in our estimated state income tax rates after filing our first income tax returns that included the SVBB Acquisition.
Note: Certain items above do not precisely recalculate as presented due to rounding.